UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 26, 2005

                             OrganiTECH U.S.A. INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                000-22151                     93-0969365
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

Yoqneam Industrial Area, P.O. Box 700, Yoqneam 20692, Israel
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          (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code 972-4-959-0515

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 26, 2005, we agreed to sell equipment for the growth of leafy vegetables to ZAO "Sad-Gigant Kholod". The total price of the contract is $2,726,700 in U.S. dollars.

The description of the transaction contained herein is qualified in its entirety by reference to the Contract for the Purchase of Equipment filed as Exhibit 10.1, and incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NUMBER      DESCRIPTION
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   10.1             Contract for the Purchase of Equipment between OrganiTECH
                    U.S.A., INC. and ZAO "Sad-Gigant Kholod", dated June 26,
                    2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           OrganiTECH U.S.A., INC.
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                                           (Registrant)
Date July 20,2005

                                           /s/ Lior Hessel
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                                             (Signature)
                                           Lior Hessel
                                           President and Chief Executive Officer